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                                                                   EXHIBIT 10.20


                                PROMISSORY NOTE

$1,000,000.00                                           New Orleans, Louisiana
                                                        August 10, 1999

     FOR VALUE RECEIVED, the undersigned, Shreveport Paddlewheels, L.L.C., a Louisiana limited liability company (the "Borrower"), hereby promises to pay to
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the order of HWCC-Louisiana, Inc ("Lender"), at           , on the Maturity
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Date, as defined in the Loan Agreement dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the

"Loan Agreement"), between the Borrower and Lender, the principal sum of One
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Million and No/100 Dollars ($1,000,000.00), in lawful money of the United States of America in same day funds, and to pay interest from the Commencement Date (as defined in the Loan Agreement) on such principal amount from time to time outstanding, in like funds, at said office, at a rate or rates per annum and payable on such dates as set forth in the Loan Agreement.

     The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at a rate or rates determined as set forth in the Loan Agreement. If the Borrower fails to make any payment under this promissory note in full within five (5) days of when due, Borrower shall pay to Lender a late payment fee in an amount equal to ten percent (10%) of the delinquent amount due.

     The Borrower hereby waives diligence, presentment, demand, protest, and notice of any kind whatsoever. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

     This promissory note is the Note referred to in the Loan Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional prepayment of the principal hereof prior to the maturity thereof, and for the amendment or waiver of certain provisions of the Loan Agreement, all upon the terms and conditions therein specified. This promissory note and the borrowings evidenced hereby are entitled to the benefits of the Security Documents (as defined in the Loan Agreement). THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF LOUISIANA AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                                        SHREVEPORT PADDLEWHEELS, L.L.C.

                                        By:
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                                        Name:
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                                        Title:
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